EXHIBIT 32.1


             CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-KSB of Phantom Fiber Corporation (the "Company") for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and the Principal Accounting and Financial Officer of Phantom Fiber each hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of The Company.

Dated: April 13, 2005

                              /s/ Jeffrey T. Halloran
                              -------------------------------------------------
                              Jeffrey T. Halloran
                              Chief Executive Officer and President


                              By:  /s/ Vince Bulbrook
                                   --------------------------------------------
                                   Vince Bulbrook,  Chief Financial Officer and
                                   Principal Accounting and Financial Officer